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                                                                 EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement on Form S-8 and related prospectus pertaining to the 1994 Stock Incentive Plan of La Jolla Pharmaceutical Company of our report dated January 25, 1996, with respect to the financial statements of La Jolla Pharmaceutical Company included in its Annual Report on Form 10-K for the year ended December 31, 1995, filed with the Securities and Exchange Commission.


                                                  /s/ ERNST & YOUNG LLP

San Diego, California
October 11, 1996





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